UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2010

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	1-14880	N/A
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1055 West Hastings Street, Suite 2200

Vancouver, British Columbia, Canada V6E 2E9

and

2700 Colorado Avenue, Suite 200

Santa Monica, California 90404

(Address of principal executive offices) (Zip Code)

(877) 848-3866

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07.	Submission of Matters to a Vote of Security Holders.................................................................................................	3
SIGNATURE.........................................................................................................................................................................................		4

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 14, 2010, Lions Gate Entertainment Corp. (the “Company”) held its Annual General Meeting of Shareholders (the “Annual Meeting”) to consider and vote upon the election of each of the nominated directors to the Company’s Board of Directors and on the re-appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm.  For more information about the proposals considered and voted upon at the Annual Meeting, please see the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on December 6, 2010.  Of the 136,694,840 common shares outstanding and entitled to vote at the Annual Meeting, 128,232,583 common shares (or 93.81%) were represented in person or by proxy at the Annual Meeting.  The shareholders voted to elect all of the Company’s director nominees and approved the re-appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm.

The number of votes cast for or withheld from the election of each director and the number of votes cast for or against or abstaining from the other matter voted upon is also set forth below. The number of broker non-votes with respect to the election of each director and the other proposal, as applicable, is also set forth below.  The voting results disclosed below are final and have been certified by IVS Associates, Inc., the independent Inspector of Elections.

	Number of Shares	Number of Shares	Broker
	Voted For	Withheld	Non-Votes
Election of Directors
Norman Bacal	123,726,272	2,699,467	1,806,844
Michael Burns	71,750,085	423,868	1,806,844
Arthur Evrensel	121,969,580	4,456,159	1,806,844
Jon Feltheimer	121,450,541	4,975,198	1,806,844
Frank Giustra	125,899,304	526,435	1,806,844
Morley Koffman, Q.C.	123,853,573	2,572,166	1,806,844
Harald Ludwig	69,714,060	2,459,893	1,806,844
G. Scott Paterson	71,743,964	429,989	1,806,844
Mark H. Rachesky, M.D.	71,747,090	426,863	1,806,844
Daryl Simm	121,971,722	4,454,017	1,806,844
Hardwick Simmons	69,713,625	2,460,328	1,806,844
Phyllis Yaffe	125,895,568	530,171	1,806,844
Jay Firestone	52,923,494	1,328,292	0
Michael Dornemann	53, 607,251	644,535	0
Christopher J. McGurk	46,263,119	7,988,667	0
Daniel A. Ninivaggi	49,728,321	4,523,465	0
Dr. Harold T. Shapiro	46,099,167	8,152,619	0

	Number of Shares	Number of Shares	Number of Shares	Broker
	Voted For	Voted Against	Abstained	Non-Votes
Approval of Appointment of Ernst & Young LLP	127,893,863	242,449	96,271	0

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2010

LIONS GATE ENTERTAINMENT CORP.

By: /s/ James Keegan

Name:  James Keegan

Title:    Chief Financial Officer